EXHIBIT 99.4

                           Computational Materials


[Object omitted] Countrywide(R)                    Computational Materials for
Securities Corporation        Countrywide Mortgage Pass-Through Certificates,
A Countrywide Capital Markets Company                          Series 2004-J13
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            Class 1-A-1 Corridor Contract Schedule and Strike Rates

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

                 Notional        Cap Strike Cap Ceiling             Notional      Cap Strike  Cap Ceiling
  Period        Schedule ($)         (%)       (%)       Period    Schedule ($)      (%)         (%)
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
     1         174,721,000.00      7.6535    7.6535         31   35,933,791.56      6.6320    9.0000
     2         170,681,001.28      6.4190    9.0000         32   32,593,416.27      6.4181    9.0000
     3         166,337,213.92      7.1068    9.0000         33   29,334,219.30      6.4181    9.0000
     4         161,700,439.32      6.4190    9.0000         34   26,154,240.70      6.6320    9.0000
     5         156,782,510.34      6.6330    9.0000         35   23,051,567.61      6.4181    9.0000
     6         151,596,349.84      6.4190    9.0000         36   20,024,333.14      6.6320    9.0000
     7         146,155,922.04      6.6330    9.0000         37   17,070,715.27      6.4181    9.0000
     8         140,481,732.89      6.4190    9.0000         38   17,070,715.27      6.4181    9.0000
     9         134,605,836.96      6.4190    9.0000         39   16,910,887.91      6.8607    9.0000
    10         128,872,104.73      6.6330    9.0000         40   14,625,378.73      6.4181    9.0000
    11         123,277,254.98      6.4190    9.0000         41   12,773,282.30      6.6320    9.0000
    12         117,817,942.62      6.6330    9.0000         42   10,970,316.83      6.4181    9.0000
    13         112,490,902.82      6.4190    9.0000         43    9,215,251.23      6.6320    9.0000
    14         107,292,949.06      6.4190    9.0000         44    7,506,884.49      6.4181    9.0000
    15         102,220,971.24      7.1068    9.0000         45    5,844,044.95      6.4181    9.0000
    16          97,271,933.90      6.4190    9.0000         46    4,225,589.58      6.6320    9.0000
    17          92,442,874.41      6.6330    9.0000         47    2,650,403.29      6.4181    9.0000
    18          87,730,901.22      6.4190    9.0000         48    1,117,398.27      6.6320    9.0000
    19          83,133,192.16      6.6330    9.0000         49            0.00      6.4181    9.0000
    20          78,646,992.80      6.4190    9.0000
    21          74,269,614.83      6.4190    9.0000
    22          69,998,434.44      6.6320    9.0000
    23          65,830,890.83      6.4181    9.0000
    24          61,764,484.65      6.6320    9.0000
    25          57,796,776.57      6.4181    9.0000
    26          53,925,385.83      6.4181    9.0000
    27          50,147,988.84      7.1057    9.0000
    28          46,462,317.79      6.4181    9.0000
    29          42,866,159.36      6.6320    9.0000
    30          39,357,353.38      6.4181    9.0000
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



Recipients must read the information contained in the attached statement on page 2. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral and other information set forth in the Computational Materials supersedes any previously distributed information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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